HIGHLAND FUNDS II

Highland Premier Growth Equity Fund (the “Fund”)

Supplement dated March 8, 2019 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”), each dated February 1, 2019, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, the Prospectus and the SAI and should be read in conjunction with the Summary Prospectus, the Prospectus and the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and the SAI.

On February 28, 2019, the Board of Trustees of the Fund approved a change of the Fund’s name and corresponding changes to the Fund’s principal investment strategies and principal risks. These changes will be submitted as part of a revised Summary Prospectus, Prospectus and SAI for review by the staff of the Securities and Exchange Commission (the “SEC”). Subject to revisions in response to comments from the SEC, it is anticipated that the changes will take effect on or about May 7, 2019. At such time, it is anticipated that the following changes will take effect:

1.	All references to “Highland Premier Growth Equity Fund” in the Summary Prospectus, Prospectus, and SAI will be replaced with “Highland Socially Responsible Equity Fund.”

2.	On page 2 of the Summary Prospectus and on page 10 of the Prospectus, the information under the heading “Principal Investment Strategies” will be replaced with the following:

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund invests primarily in companies which are constituents of the MSCI KLD 400 Social Index or are included in the Corporate Responsibility Magazine’s List of 100 Best Corporate Citizens. The MSCI KLD 400 Social Index is a capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social and Governance (“ESG”) ratings and excludes companies whose products have negative social or environmental impacts. The companies represented in the Corporate Responsibility Magazine’s List of 100 Best Corporate Citizens documents 260 ESG data points of disclosure and performance measures harvested from publicly available information in seven categories: environment, climate change, employee relations, human rights, governance, finance, and philanthropy & community support.

The Fund may invest in equity securities of issuers of any market capitalization. Investment selection will be based on both fundamental and technical criteria. The portfolio managers will employ both growth and value strategies, emphasizing those which are currently in favor based on market conditions. The Adviser will employ technical methods to analyze overall market trends as well as individual securities. The Fund’s portfolio will generally be comprised of long positions in uptrends during bull markets, but the portfolio managers will reduce holdings and raise cash during bear markets.

The portfolio managers also analyze a security’s volatility and thematic & sector trends when evaluating the portfolio and may consider selling a security when one of these characteristics no longer applies (or when more attractive alternatives are identified). The portfolio managers may actively hedge positions through the use of fully covered options strategies, such as buying puts, selling covered calls or fully funded spreads.

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) intends to actively hedge market risk in several ways, including through the use of fully covered options strategies such as buying puts, selling calls or creating spreads. Additionally, the Adviser may invest long or short in exchange-traded funds (“ETFs”). The Adviser may also use cash as a strategic asset, meaning the Fund may maintain up to 20% of assets in cash for significant periods of time.

The Fund also may invest to a lesser extent in securities of foreign (non-U.S.) issuers and debt securities. The Fund may also sell securities short. The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to hedge various investments for risk management and speculative purposes.

3.	The Event-Driven Investing Risk will no longer be applicable to the Fund, and the following additional risks will become applicable to the Fund.

Socially Responsible Investment/ESG Risk is the risk that, because the Fund invests primarily in companies which are constituents of social indices or are included in the Corporate Responsibility Magazine’s List of 100 Best Corporate Citizens and excludes securities of certain issuers for non-investment reasons, the Fund may underperform the broader equity market or other funds that do not utilize socially responsible, ESG, or sustainability criteria when selecting investments.

Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, THE PROSPECTUS AND THE SAI FOR FUTURE REFERENCE

HFII-SUPP1-0319